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                                                                  EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports dated January 31, 1996, included (or incorporated by reference) in this Form 10-K into the Company's previously filed Registration Statements File Nos. 33-35023, 33-38616, and 333-00187.

                                  /S/ ARTHUR ANDERSEN LLP
                                  ------------------------------
                                      ARTHUR ANDERSEN LLP

Las Vegas, Nevada
March 21, 1996